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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 30, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed by Air T, Inc., a Delaware corporation (the “Company”) in Current Reports on Form 8-K filed on February 26, 2024 and October 22, 2024, the Company, along with its wholly-owned subsidiary AAM 24-1, LLC, a Minnesota limited liability company (the “Issuer”), entered into Note Purchase Agreements (the “Original NPAs”) with two institutional investors (the “Investors”). Pursuant to the Original NPAs, the Issuer issued and sold 8.5% senior secured notes in the aggregate principal amount of $30,000,000 to the Investors (the transactions collectively referred herein to as the “Original Financings”).

On May 30, 2025, the Company, along with the Issuer, entered into new transaction documents with the Investors that replace the Original Financings transaction documents. Pursuant to a Third Note Purchase Agreement (the “Third Note Purchase Agreement”) with the Investors, the Issuer agreed to issue and sell a Multiple Advance Senior Secured Note in an aggregate principal amount of up to $100,000,000 (the “Multiple Advance Note”). For purposes of clarity and the avoidance of doubt, as of the closing date, Investors advanced an additional $10,000,000 to the Issuer and have collectively advanced under the Multiple Advance Note to the Issuer the aggregate amount of $40,000,000. Provided no default or event of default of the Issuer or the Company exists, and subject to satisfaction of all requirements for any closing as set forth in the Third Note Purchase Agreement, the Investors are obligated to advance to the Issuer an additional aggregate $60,000,000 in $10,000,000 increments, each on or within fifteen (15) days of the following dates:
September 30, 2025 $10,000,000
January 30, 2026 $10,000,000
May 30, 2026 $10,000,000
September 30, 2026 $10,000,000
January 30, 2027 $10,000,000
May 30, 2027 $10,000,000

The Multiple Advance Note bears annual interest at a rate of 8.5% which is computed on the basis of a 30/360-day year and actual days elapsed and is payable semi-annually in arrears, pursuant to the terms of the Multiple Advance Note. The maturity date of the Multiple Advance Note is May 31, 2035. The Multiple Advance Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Multiple Advance Note, failure to comply with certain covenants contained in the Multiple Advance Note, or bankruptcy or insolvency of, or certain monetary judgments against the Issuer or the Company. The prior notes were cancelled and replaced by the Multiple Advance Note. Funds advanced under the Multiple Advance Note may be reinvested for a period of six years from the date of closing.

The Issuer may prepay all or a portion of the outstanding principal and accrued but unpaid interest at any time, provided that (i) if the Issuer prepays all or any portion of the Multiple Advance Note within one year from the Issue Date, the Issuer is required to pay the Investors a prepayment premium equal to two percent (2.0%) of the amount being prepaid, and (ii) if the Issuer prepays all or any portion of the Multiple Advance Note after the first anniversary of the Issue Date but on or prior to the second anniversary of the Issue Date, the Issuer is required to pay the Investors a prepayment premium equal to one percent (1.0%) of the amount being prepaid. If the Issuer elects to prepay a portion of the outstanding principal and accrued but unpaid interest, then in no event can such prepayment be for an amount less than $1,000,000.

The various equity interests that were assigned by the Company to the Issuer on or about the closing date of the Original Financings continue to serve as collateral for the repayment of the Multiple Advance Note: all of the issued and outstanding capital stock of the Issuer owned by the Company, and the 320,000 shares of Alpha Income Trust Preferred Securities, $25.00 par value, of Air T Funding, a statutory trust fund under Delaware law (“Air T Funding”), held by the Issuer.

The foregoing description of the Third Note Purchase Agreement, the Multiple Advance Note and the new financing generally, does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Third Note Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, (ii) the form of Multiple Advance Note, a copy of which is attached hereto as Exhibit 10.2, and (iii) the form of Amended and Restated Pledge Agreement, which is attached hereto as Exhibit 10.3, all of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits

10.1	Third Note Purchase Agreement among Air T, Inc., AAM 24-1, LLC, Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust, dated May 30, 2025.
10.2	Form of Multiple Advance Senior Secured Note, dated May 30, 2025.
10.3	Form of Amended and Restated Pledge Agreement dated May 30, 2025
104	Inline XBRL for the cover page of this Current report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025

AIR T, INC.

By: /s/ Nick Swenson
Nick Swenson, Chief Executive Officer